Federated Hermes SDG Engagement Equity Fund
Portfolio of Investments
July 31, 2025 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.8%
		Australia—2.0%
105,996		Ansell Ltd.	$ 2,022,274
		Belgium—1.8%
112,891		Azelis Group NV	1,742,589
		Finland—1.4%
41,832		Huhtamaki Oyj	1,439,019
		Germany—1.0%
22,918		Bechtle AG	996,498
		Hong Kong—2.2%
180,740		Techtronic Industries Co.	2,172,448
		Ireland—1.6%
110,256		Glanbia PLC	1,595,638
		Italy—2.4%
154,214		Technogym S.P.A.	2,377,645
		Japan—9.1%
27,962		Horiba Ltd.	2,065,485
62,109		NIFCO, Inc.	1,512,938
33,230		Nissan Chemical Industries	1,082,442
33,554		Open House Co. Ltd.	1,489,861
45,090		Yaoko Co. Ltd.	2,913,716
		TOTAL	9,064,442
		Netherlands—1.7%
54,162		Aalberts N.V.	1,730,007
		Peru—2.7%
11,166		Credicorp Ltd.	2,646,342
		Spain—3.9%
130,626		Merlin Properties SOCIMI SA	1,808,216
30,506		Viscofan Industria Navarra De Envolturas Celulosicas SA	2,088,353
		TOTAL	3,896,569
		Switzerland—2.6%
2,952		Burckhardt Compression Holdings AG	2,625,107
		United Kingdom—8.6%
2,753,333	[1]	AFC Energy PLC	355,722
245,816		Breedon Group LTD.	1,172,816
594,487		Central Asia Metals PLC	1,147,187
30,599		DCC PLC	1,918,403
616,675		Harworth Group PLC	1,537,063
271,617	[1]	Molten Ventures PLC	1,267,794
546,575		SSP Group PLC	1,231,460
		TOTAL	8,630,445
		United States—57.8%
16,350		Alliant Energy Corp.	1,062,914
19,205		Aptargroup, Inc.	3,017,874
8,768		Assurant, Inc.	1,642,246
30,780		Brunswick Corp.	1,794,166
13,401	[1]	Chart Industries, Inc.	2,664,521
7,075	[1]	Clean Harbors, Inc.	1,668,356

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United States—continued
35,045	[1]	Core & Main, Inc.	$ 2,230,264
115,204	[2]	Diversified Energy Co PLC	1,727,884
8,494		Eagle Materials, Inc.	1,905,119
9,687		Equifax, Inc.	2,327,108
18,799		Fortune Brands Innovations, Inc.	1,025,297
14,685	[1]	Kirby Corp.	1,399,627
6,946		Littelfuse, Inc.	1,787,414
22,276		LKQ Corp.	656,474
23,420		Maximus, Inc.	1,729,801
33,229		nVent Electric PLC	2,605,818
17,382	[1]	PTC, Inc.	3,733,827
14,054		Reinsurance Group of America, Inc.	2,704,692
22,935		RPM International, Inc.	2,692,798
26,474	[1]	Samsara, Inc.	1,006,806
756,892		Samsonite International SA	1,535,638
17,924	[1]	Silicon Laboratories, Inc.	2,361,846
11,886		Simpson Manufacturing Co., Inc.	2,132,705
11,938		STERIS PLC	2,703,838
25,761	[1]	Trex Co., Inc.	1,654,887
2,592	[1]	Tyler Technologies, Inc.	1,515,180
7,420		West Pharmaceutical Services, Inc.	1,775,309
9,366	[1]	WEX, Inc.	1,589,223
24,468		Wintrust Financial Corp.	3,131,415
		TOTAL	57,783,047
		TOTAL INVESTMENT IN SECURITIES—98.8% (IDENTIFIED COST $75,694,329)	98,722,070
		OTHER ASSETS AND LIABILITIES - NET—1.2%[3]	1,244,310
		NET ASSETS—100%	$99,966,380

1	Non-income-producing security.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2025, these restricted securities amounted to $1,727,884, which represented 1.7% of net assets.

3	Assets, other than investments in securities, less liabilities.
Additional information on restricted securities held at July 31, 2025, is as follows:
Security	Acquisition Date	Cost	Value
Diversified Energy Co PLC	7/24/2020-3/21/2025	$2,388,990	$1,727,884
Note: The categories of investments are shown as a percentage of net assets at July 31, 2025.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2025, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$54,519,525	$3,263,522	$—	$57,783,047
International	2,646,342	38,292,681	—	40,939,023
TOTAL SECURITIES	$57,165,867	$41,556,203	$—	$98,722,070